SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                                  August 3, 1998
                                  --------------

                              Monarch Avalon, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)


                 Delaware               0-8512            52-1073628
              ---------------       --------------     ------------------
              (State or other       (Commission        (IRS Employer
              jurisdiction of       file number)       Identification No.)


            4517 Harford Road, Baltimore, Maryland           21214
            -------------------------------------------------------
            (Address of principal executive office)      (Zip Code)


         Registrant's telephone number, including area code, (410) 254-9200

Item 2.  Acquisition or Disposition of Assets.


PRESS RELEASE OF AUGUST 4, 1998

                                                        Contact: A. Eric Dott
                                                                 410-254-9200


                       MONARCH AVALON AGREES TO
                        SELL ITS GAMES DIVISION

    BALTIMORE, MD (August 04, 1998) - MONARCH AVALON, INC.

(NASDAQ:MAHI) announced today that it has entered into a definitive agreement to sell its games division to a newly formed subsidiary of Hasbro, Inc. for $6,000,000 in cash. The assets being sold include trademarks, copyrights and other intellectual property rights, inventory and tooling. A. Eric Dott, Chairman, and Jackson Y. Dott, President and Chief Executive Officer, of Monarch Avalon, who are also its principal shareholders, have agreed to vote in favor of the transaction, which is subject to shareholder approval.

    Monarch Avalon's games division includes the Avalon Hill Game Company, Avalon Hill software and Victory Games lines of strategy, leisure time and military simulation games. The Monarch Services printing business and facilities, Monarch Envelope division and Girls' Life magazine will remain part of the continuing business of Monarch Avalon, which will also, as part of the transaction change its name to "Monarch Services, Inc."

Item 7.  Financial Statements and Exhibits.


                          UNAUDITED PRO FORMA
                  CONSOLIDATED FINANCIAL INFORMATION


The historical information contained in the following unaudited pro forma consolidated financial information is derived from the Company's Annual Report on Form 10-KSB for the year ended April 30, 1998. The purpose of the pro forma information is to present the effect of the August 3, 1998 agreement by the Company to sell certain assets and its games business to HIAC VII Corp. and Hasbro, Inc. for $6,000,000 cash (the Transaction). The unaudited pro forma consolidated statement of financial position represents the Company's financial position at April 30, 1998 as if the Transaction had occurred on that date. The unaudited pro forma consol-idated statement of operations represents the results of the Company's operations for the year ended April 30, 1998 as if the Transaction had occurred on May 1, 1997. The unaudited pro forma entries are based upon available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma results do not purport to be indicative of the results that would have been obtained had the Transaction occurred at the beginning of the period presented, nor are they intended to be a projection of future results. The unaudited pro forma financial information should be read in conjunction with the notes thereto.

MONARCH AVALON, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
AS OF APRIL 30, 1998
--------------------------------------------------------------------------------
($ in thousands)

                                           Pro Forma      Pro Forma    Pro Forma
                                            Entries       Entries to  As
adjusted
                                           to Remove      Dispose of   for games
                               Historical     Games          Games     Business
                              Consolidated  Business       Business
Dispostion

ASSETS

CURRENT ASSETS:
 Cash and cash equivalents        $ 1,738                  $  6,000 (b) $  7,738
 Accounts receivable, net             973                                    973
 Inventories                        1,968    $  (1,650) (a)                  318
 Other current assets                  47          (15) (a)                   32
                                  -------    ---------     --------     --------
    Total current assets            4,726       (1,665)       6,000        9,061

PROPERTY AND EQUIPMENT, net           558                                    558

OTHER ASSETS AND DEFERRED CHARGES      45          (43) (a)                    2
                                  -------    ---------      -------     --------
TOTAL ASSETS                      $ 5,329    $  (1,708)    $  6,000     $  9,621

LIABILITIES AND
 STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable                 $   352                               $    352
 Accrued expenses                     723                  $   182 (b)       905
 Income taxes payable                                          589 (c)       589
 Deferred subscription revenues     1,024                                  1,024
                                  -------    ---------     -------      --------
   Total current liabilities        2,099                      771         2,870
                                  -------    ---------     -------      --------

STOCKHOLDERS' EQUITY
 Preferred stock
 Common stock                         527                                    527
 Capital surplus                    3,378                                  3,378
 Retained (deficit) earnings         (553)                   3,521 (d)     2,968
                                  -------    ---------     -------      --------
                                    3,352                    3,521         6,873
Treasury stock                       (122)
(122)
                                  -------    ---------     -------       -------
   Total stockholders' equity       3,230                    3,521         6,751
                                  -------    ---------     -------       -------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY             $ 5,329    $       0     $ 4,292       $ 9,621
                                  -------    ---------     -------       -------


See notes to unaudited pro forma consolidated financial information.

MONARCH AVALON, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
-
($ in thousands except per share amounts)

                                                 Pro Forma         Pro Forma
                                                  Entries         As Adjusted
                                                 to remove         for games
                                 Historical         Games           Business
                                Consolidated       Business        Disposition


Net sales                          $ 8,231      $    (2,844) (e)    $    5,387
Cost of goods sold                   6,106             (943) (e)         5,163
                                   -------      -----------         ----------
Gross profit                         2,125           (1,901)               224
                                   -------      -----------         ----------
Selling, general and
  administrative expense             3,502           (1,778) (e)         1,724

Research and development               443             (443) (e)
                                    ------      -----------         ----------
   Operating expenses                3,945           (2,221)             1,724
                                   -------      -----------         ----------
Loss from operations                (1,820)            (320)            (1,500)

Other income, net                       95                                  95
                                  --------      -----------         ----------
Loss before income taxes            (1,725)            (320)            (1,405)

Provision for income taxes               0                                   0
                                  --------      -----------         ----------
Net Loss                          $ (1,725)     $      (320)        $   (1,405)
                                  --------      -----------         ----------
Basic and diluted loss per share  $  (1.06)     $     (0.19)        $    (0.87)
                                  --------      -----------         ----------


See notes to unaudited pro forma consolidated financial information.


Description of Unaudited Pro Forma Entries
------------------------------------------

(a)  Represents Games Business (Games) historical amounts at April 30, 1998.

(b) Represents proceeds of the disposition transaction and resulting direct costs of the disposition transaction.

(c) Represents the estimated income taxes payable resulting from the Transaction.

(d)  Represents estimated gain net of related income taxes from the Transaction.

(e)  Represents Games historical amounts for the year ended April 30, 1998.

MONARCH AVALON, INC. AND SUBSIDIARY

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL INFORMATION
--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION

   The unaudited pro forma consolidated financial information presented is based on the Company's historical financial position and results of operations as of and for the year ended April 30, 1998, reflecting the effect of the disposition of the Games Business from the consolidated entity. The pro forma entries related to the statement of financial position were computed assuming the Transaction was consummated at April 30, 1998 and include entries to remove the assets sold and to record the receipt of the cash proceeds, direct transaction costs and estimated income taxes payable. The pro forma entries related to the statement of operations were computed assuming the Transaction was consummated at the beginning of the year ended April 30, 1998, but do not include cash proceeds, direct costs and income taxes resulting from the Transaction. The pro forma consolidated financial information does not reflect any interest income that might have been earned on the cash proceeds. The unaudited pro forma financial information has been prepared in accord-ance with the instructions to Article 11, Regulation S-X.

2. EARNINGS (LOSS) PER SHARE

   Earnings (loss) per share data have been computed based upon the 1,619,820 weighted average number of common shares outstanding during the period.

3. TAX EFFECTS OF PRO FORMA ADJUSTMENTS

   The tax effects of the Transaction in the statement of financial position are calculated at the statutory rates in effect at April 30, 1998, after deducting available net operating tax loss carryforward amounts.

                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MONARCH AVALON, INC.


Date:  August 3, 1998              By: /s/ A. Eric Dott
                                     -----------------------------------
                                     A. Eric Dott, Chairman of the Board